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                                                                    Exhibit 10.2


                                EMC CORPORATION
         1989 EMPLOYEE STOCK PURCHASE PLAN, as amended January 21, 1998

Section 1.  Purpose of Plan

     The EMC Corporation 1989 Employee Stock Purchase Plan (the "Plan") is intended to provide a method by which eligible employees of EMC Corporation and its subsidiaries (collectively, the "Company") may use voluntary, systematic payroll deductions to purchase the Company's common stock, $.01 par value, ("stock") and thereby acquire an interest in the future of the Company. For purposes of the Plan, a subsidiary is any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock unless the Board of Directors of the Company (the "Board of Directors") determines that employees of a particular subsidiary shall not be eligible.

Section 2.  Options to Purchase Stock

     Under the Plan as now amended, no more than 9,800,000 shares are available for purchase (subject to adjustment as provided in Section 16) pursuant to the exercise of options ("options") granted under the Plan to employees of the Company ("employees"). The stock to be delivered upon exercise of options under the Plan may be either shares of the Company's authorized but unissued stock, or shares of reacquired stock, as the Board of Directors shall determine.

Section 3.  Eligible Employees

     Except as otherwise provided in Section 20, each employee who has completed six months or more of continuous service in the employ of the Company shall be eligible to participate in the Plan.

Section 4.  Method of Participation

     The periods January 1 to June 30 and July 1 to December 31 of each year shall be option periods. Each person who will be an eligible employee on the first day of any option period may elect to participate in the Plan by executing and delivering, at least 15 days prior to such day, a payroll deduction authorization in accordance with Section 5. Such employee shall thereby become a participant ("participant") on the first day of such option period and shall remain a participant until his or her participation is terminated as provided in the Plan.
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Section 5.  Payroll Deductions

     The payroll deduction authorization shall request withholding, at a rate of not less than 2% nor more than 10% from the participant's compensation (subject to a maximum of $2,500 per option period), by means of substantially equal payroll deductions over the option period; provided, however, that in the event
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any amount remaining in a participant's withholding account at the end of an option period (which would be equal to a fractional share) is rolled over to the opening balance in a participant's withholding account for the next option period pursuant to Section 8 below (a "rollover"), such amount will be applied to the last payroll deduction for the next option period, thereby reducing the amount of that payroll deduction; further provided that the maximum of $2,500
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per option period shall be reduced by the amount of any rollover.  For purposes of the Plan, "compensation" shall mean all cash compensation paid to the participant by the Company. A participant may change the withholding rate of his or her payroll deduction authorization by written notice delivered to the Company at least 15 days prior to the first day of the option period as to which the change is to be effective. All amounts withheld in accordance with a participant's payroll deduction authorization shall be credited to a withholding account for such participant.

Section 6.  Grant of Options

     Each person who is a participant on the first day of an option period shall as of such day be granted an option for such period. Such option shall be for the number of shares of stock to be determined by dividing (a) the balance in the participant's withholding account on the last day of the option period by
(b) the purchase price per share of the stock determined under Section 7, and eliminating any fractional share from the quotient. In the event that the number of shares then available under the Plan is otherwise insufficient, the Company shall reduce on a substantially proportionate basis the number of shares of stock receivable by each participant upon exercise of his or her option for an option period and shall return the balance in a participant's withholding account to such participant.

Section 7.  Purchase Price

     The purchase price of stock issued pursuant to the exercise of an option shall be 85% of the fair market value of the stock at (a) the time of grant of the option or (b) the time at which the option is deemed exercised, whichever is less. Fair market value shall be determined in accordance with the applicable provisions of the Internal Revenue Code of 1986, as amended or restated from time to time (the "Code"), or regulations issued thereunder, or, in the absence of any such provisions or regulations, shall be deemed to be the last sale price at which the stock is traded on the day in question or the last prior date on which a trade occurred as reported in The Wall Street Journal; or, if The Wall
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Street Journal is not published or does not list the stock, then in such other
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appropriate newspaper of general circulation as the Board of Directors

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may prescribe; or, if the last price at which the stock traded is not generally reported then the mean between the reported bid and asked prices at the close of the market on the day in question or the last prior date when such prices were reported.

Section 8.  Exercise of Options

     If an employee is a participant in the Plan on the last business day of an option period, he or she shall be deemed to have exercised the option granted to him or her for that period. Upon such exercise, the Company shall apply the balance of the participant's withholding account to the purchase of the number of whole shares of stock determined under Section 6, and as soon as practicable thereafter shall issue and deliver certificates for said shares to the participant. The balance, if any, of the participant's withholding account in excess of the total purchase price of the whole shares so issued shall be applied to the opening balance in his or her withholding account for the next option period. No fractional shares shall be issued hereunder.

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all requirements of applicable federal and state laws and regulations (including any requirements as to legends) have been complied with, nor, if the outstanding stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel.

Section 9.  Interest

     No interest will be payable on withholding accounts.

Section 10.  Cancellation and Withdrawal

     A participant who holds an option under the Plan may at any time prior to exercise thereof under Section 8 cancel all (but not less than all) of his or her option by written notice delivered to the Company. Upon such cancellation, the balance in his or her withholding account shall be returned to him or her.

     A participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company and shall thereby cease to be a participant as of such date. Any participant who voluntarily terminates his or her payroll deduction authorization prior to the last business day of an option period shall be deemed to have cancelled his or her option.

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Section 11.   Termination of Employment

     Except as otherwise provided in Section 12, upon the termination of a participant's employment with the Company for any reason whatsoever, he or she shall cease to be a participant, and any option held by him or her under the Plan shall be deemed cancelled, the balance of his or her withholding account shall be returned to him or her, and he or she shall have no further rights under the Plan. For purposes of this Section 11, a participant's employment will not be considered terminated in the case of sick leave or other bona fide leave of absence approved for purposes of this Plan by the Company or a subsidiary or in the case of a transfer to the employment of a subsidiary or to the employment of the Company.

Section 12.  Death or Retirement of Participant

     In the event a participant holds any option hereunder at the time his or her employment with the Company is terminated (1) by his or her retirement with the consent of the Company, and such retirement is within three months of the time such option becomes exercisable, or (2) by his or her death, whenever occurring, then such participant (or his or her legal representative), may, by a writing delivered to the Company on or before the date such option is exercisable, elect either (a) to cancel any such option and receive in cash the balance in his or her withholding account, or (b) to have the balance in his or her withholding account applied as of the last day of the option period to the exercise of his or her option pursuant to Section 8, and have the balance, if any, in such account in excess of the total purchase price of the whole shares so issued returned in cash. In the event such participant (or his or her legal representative) does not file a written election as provided above, any outstanding option shall be treated as if an election had been filed pursuant to subparagraph 12(a) above.

Section 13.  Participant's Rights Not Transferable, etc.

     All participants granted options under the Plan shall have the same rights and privileges. Each participant's rights and privileges under any option granted under the Plan shall be exercisable during his or her lifetime only by him or her, and shall not be sold, pledged, assigned, or otherwise transferred in any manner whatsoever except by will or the laws of descent and distribution. In the event any participant violates the terms of this Section, any options held by him or her may be terminated by the Company and, upon return to the participant of the balance of his or her withholding account, all his or her rights under the Plan shall terminate.

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Section 14.  Employment Rights

     Neither the adoption of the Plan nor any of the provisions of the Plan shall confer upon any participant any right to continued employment with the Company or a subsidiary or affect in any way the right of the Company to terminate the employment of such participant at any time.

Section 15.  Rights as a Shareholder

     A participant shall have the rights of a shareholder only as to stock actually acquired by him or her under the Plan.

Section 16.  Change in Capitalization

     In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted hereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of the sale or transfer of substantially all the Company's assets (other than by the grant of a mortgage or security interest), all outstanding options shall thereupon terminate, provided that prior to the effective date of any such merger, consolidation or sale of assets, the Board of Directors shall either (a) return the balance in all withholding accounts and cancel all outstanding options, or (b) accelerate the exercise date provided for in Section 8, or (c) if there is a surviving or acquiring corporation, arrange to have that corporation or an affiliate of that corporation grant to the participants replacement options having equivalent terms and conditions as determined by the Board of Directors.

Section 17.  Administration of Plan

     The Plan will be administered by the Board of Directors. The Board of Directors will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate hereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board of Directors shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an Employee Benefit Plan Committee or any other committee (the "Committee"), in which event all references to the Board of Directors hereunder, including without limitation the references in Section 17, shall be deemed to refer to the Committee. A

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majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

Section 18.  Amendment and Termination of Plan

     The Board of Directors may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein) no such amendment will, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) change the conditions for eligibility under the Plan, or (d) amend the provisions of this Section 18 of the Plan, and no such amendment will adversely affect the rights of any participant (without his or her consent) under any option theretofore granted.

     The Plan may be terminated at any time by the Board of Directors, but no such termination shall adversely affect the rights and privileges of holders of the outstanding options.

Section 19.  Approval of Shareholders

     The Plan shall be subject to the approval of the shareholders of the Company, which approval shall be secured within twelve months after the date the Plan is adopted by the Board of Directors. Notwithstanding any other provisions of the Plan, no option shall be exercised prior to the date of such approval.

Section 20.  Limitations

     Notwithstanding any other provision of the Plan:

     (a) An employee shall not be eligible to receive an option pursuant to the Plan if, immediately after the grant of such option to him or her, he or she would (in accordance with the provisions of Sections 423 and 425(d) of the Code) own or be deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or subsidiary corporation, as defined in Section 425 of the Code.

     (b) No employee shall be granted an option under this Plan that would permit his or her rights to purchase shares of stock under this Plan of the Company to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the

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time the option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time, as provided in Sections 423 and 425 of the Code.

     (c) No employee shall be granted an option under this Plan that would permit him or her to withhold more than $2,500 in each option period or $5,000 per calendar year, less the amount of any rollover.

     (d) No employee whose customary employment is 20 hours or less per week shall be eligible to participate in the Plan.*

     (e) No independent contractor shall be eligible to participate in the Plan.


*Subsection 20(d) is subject to stockholder approval at the Annual Meeting of Stockholders to be held on May 6, 1998.

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